UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

MICROHELIX, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

19500 SW 90th Court, Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 503-692-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

microHelix, Inc. entered into an Addendum to Promissory Note (the "Addendum") on August 8, 2006 with Marti D. Lundy. The Addendum changes the payment terms such that a monthly payment of $23,482.16 is due through September 8, 2006, and a monthly payment of $43,482.16 is due beginning on October 8, 2006 through April 8, 2008, at which time all unpaid principal and accrued but unpaid interest is due and payable.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following document is filed as an exhibit to this Form 8-K:

10.1 Addendum to Promissory Note dated August 8, 2006 between microHelix, Inc. and Marti D. Lundy

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

microHelix, Inc.
(Registrant)
Date: August 11, 2006	By:	/s/ Tyram H. Pettit

Tyram H. Pettit President and Chief Executive Officer

EXHIBIT INDEX

10.1 Addendum to Promissory Note dated August 8, 2006 between microHelix, Inc. and Marti D. Lundy